-------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               October 24, 2000


                    Structured Asset Securities Corporation
          -----------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



         Delaware                     333-68513                74-2440850
         --------                     ---------                ----------
State or Other Jurisdiction           (Commission           (I.R.S. Employer
    Of Incorporation)                 File Number)         Identification No.)



             200 Vesey Street
            New York, New York                       10285
            ------------------                      -------
         (Address of Principal                     (Zip Code)
           Executive Offices)



      Registrant's telephone number, including area code: (212) 526-5594


                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events(1)
         ---------------


         Attached as Exhibit 23 to this Current Report is the consent of PricewaterhouseCoopers LLP to the use of such firm's name under the caption "Experts," and the incorporation by reference of such firm's report dated February 3, 2000 on its audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries, in the Prospectus (as defined herein) relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-4, Mortgage Pass-Through Certificates (the "Certificates"). The Certificates are offered pursuant to a prospectus supplement, dated October 23, 2000 (the "Prospectus Supplement"), and a prospectus, dated May 23, 2000 (together with the Prospectus Supplement, the "Prospectus"), which were filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-35026) (the "Registration Statement").


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  23.    Consent of Experts and Counsel





---------
(1) Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRUCTURED ASSET SECURITIES
                                          CORPORATION

                                        By: /s/ Ellen V. Kiernan
                                            --------------------------------
                                            Name:  Ellen V. Kiernan
                                            Title: Vice President



Dated:  October 26, 2000

                                 EXHIBIT INDEX

Exhibit No.                   Description                            Page No.
-----------                   -----------                            --------


23                            Consent of Experts and Counsel            6

                   Exhibit 23 Consent of Experts and Counsel

                                             PricewaterhouseCoopers LLP
                                             1177 Avenue of the Americas
                                             New York, NY  10036
                                             Telephone (212) 596-8000
                                             Facsimile (212) 596-8910



                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Prospectus Supplement of Structured Asset Securities Corporation, relating to Mortgage Pass-Through Certificates, Series 2000-4, of our report dated February 3, 2000, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999. We also consent to the reference to our Firm under the caption "Experts".

                                             /s/ PricewaterhouseCoopers LLP
                                             ------------------------------

                                             PricewaterhouseCoopers LLP



October 24, 2000